UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 12, 2017

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 526-5533

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders (the “Annual Meeting”) on Wednesday, July 12, 2017 at the offices of Bridgford Foods Corporation, 1308 North Patt Street, Anaheim, California at 10:00 am. Shareholders representing 8,197,654 shares or 90.3% of the 9,076,832 shares entitled to vote as of the record date were present in person or by proxy. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. At the Annual Meeting, management Proposals 1, 2, 3, 4 and 5 were approved. Proposals below are described in detail in the Company’s definitive proxy statement dated June 23, 2017 for the Annual Meeting, which the Company filed with the Securities and Exchange Commission on June 21, 2017 (the “Proxy Statement”).

The results are as follows:

Proposal 1

Votes cast for approval of the Company’s amended and restated bylaws were as follows:

For	Against	Abstained	Broker Non-Vote
7,531,504	278,121	521	387,508

Proposal 2

The following persons were nominated and elected directors until the next annual meeting of shareholders or until their respective successors are duly elected and qualified:

William L. Bridgford	Allan Bridgford Jr.	Bruce H. Bridgford	John V. Simmons	Keith A. Ross
Todd C. Andrews	D. Gregory Scott	Raymond F. Lancy	Paul R. Zippwald

The shareholder voting for board members is summarized as follows:

Director	Votes For	Votes Withheld	Broker Non-Vote
William L. Bridgford	7,516,396	293,750	387,508
Allan Bridgford Jr.	7,516,396	293,750	387,508
Bruce H. Bridgford	7,516,396	293,750	387,508
John V. Simmons	7,516,396	293,750	387,508
Todd C. Andrews	7,809,108	1,038	387,508
D. Gregory Scott	7,440,410	369,736	387,508
Raymond F. Lancy	7,428,144	382,002	387,508
Paul R. Zippwald	7,805,904	4,242	387,508
Keith A. Ross	7,537,434	272,712	387,508

Proposal 3

Votes cast for appointment of Squar Milner, LLP as the independent registered public accounting firm for the Company for the fiscal year ending on November 3, 2017 were as follows:

8,184,071 FOR

3,787 AGAINST

9,796 ABSTAINED

Proposal 4

The proposal to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company, as described in the proxy statement was approved. The results of shareholder voting were as follows:

For	Against	Abstained	Broker Non-Vote
7,804,666	3,959	1,521	387,508

Proposal 5

The proposal to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the named executive officers of the Company, was approved at 3 years. The results of shareholder voting were as follows:

3 Years	2 Years	1 Year	Abstained	Broker Non-Vote
7,532,551	6,323	269,126	2,146	387,508

Based on these results, the Company has decided to hold a shareholder advisory vote to approve executive compensation every 3 years, until the next shareholder advisory vote on the frequency of the shareholder advisory vote to approve executive compensation. A shareholder advisory vote on the frequency of shareholder advisory votes to approve executive compensation is required to be held at least once every six years.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

July 18, 2017	By:	/s/ Raymond F. Lancy
Raymond F. Lancy, Chief Financial Officer
(Principal Financial Officer)